MONOCRYSTALLINE SILICON MODULAR
LONG TERM SUPPLY
SUPPLEMENTAL AGREEMENT

(English Translation)

Entered by

Tianjin Huan-ou Semiconductor Technology Inc. Ltd.

And

Perfectenergy (Shanghai), Co. Ltd.

Date: January 21, 2009

I.	The Parties

Seller: Tianjin Huan-ou Semiconductor Technology Inc, Ltd. (hereinafter, known as “Seller”)

Address: No. 12 E Haitai Rd., Huayuan Chanyeyuan District (Huanwai)
                Tianjin, China
Business License Number: 120193000006017
Legal Representative: Donghu Jin

Buyer: Perfectenergy (Shanghai), Ltd. (hereinafter, known as “Buyer”)

Address: No. 479 East Xinzhuang Rd.,
                Shanghai, China
Business License Number: 310000400431094
Legal Representative: Wennan Li

II.	Background

2.1	The Seller is a manufacturer of semiconducting silicon and solar monocrystalline silicon.

2.2	The Buyer is a manufacturer of solar cell module.

2.3
The Parties have entered into a Monocrystalline Silicon Modular Long Term Supply Contract in August, 2008 (hereinafter, known as “the Original Contract”) to ensure the rights and obligations of the parties in the sales and purchases of monocrystalline silicon modular during the agreed term of 5 years from the signing date to December 31, 2013.

2.4
The global market of polycrystalline silicon and monocrystalline silicon has experienced a significant change at the end of 2008. Therefore, the terms and conditions under the Original Contract now discord with the long term benefit of the Parties.

III.	Supplemental Terms

3.1	The following supplemental terms are agreed and entered into by and between the Parties after negotiation.
3.2
Section 4.2 and Appendix 4 of the Original Contract are revised as: the price for the purchased product shall be negotiated by the Parties based on the market price. The agreed price and price floatation limit are no longer effective.

3.3	The deadline of advance payment in Section 4.3.1 of the Original Contract is changed to 4/20/2009.
3.4
The Condition B of the conditions of effectiveness under Section 9.1 of the Original Contract is revised as: when condition A satisfied, the parties agree that the Agreement becomes effective on January 1, 2009.

3.5	This Agreement is a part of Appendix 6: Supplement Agreement and Modification of the Original Contract.

Seller: Tianjin Huan-ou Semiconductor Technology Inc, Ltd.
Address: No. 12 E Haitai Rd., Huayuan Chanyeyuan District (Huanwai), Tianjin, China

Signature:

Stamp:

Title:

Date:

Buyer: Perfectenergy (Shanghai), Ltd.
Address: No. 479 E Xinzhuang Rd., Shanghai, China 201108

Signature:

Stamp:

Title:

Date: